UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2018

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On March 6, 2018, Celgene Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition (the “Merger”) of Juno Therapeutics, Inc., a Delaware corporation (“Juno”), pursuant to the Agreement and Plan of Merger, dated as of January 21, 2018 (the “Merger Agreement”), by and among Celgene, Juno and Blue Magpie Corporation, a Delaware corporation and wholly-owned subsidiary of Celgene.  The Company is filing this Amendment No. 1 to amend the Initial Form 8-K to include the historical financial statements of Juno and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited consolidated balance sheets of Juno as of December 31, 2017 and 2016, and the related consolidated statements of operations, consolidated statements of comprehensive loss, consolidated statements of cash flows, and consolidated statements of stockholders’ equity, for each of the three years in the period ended December 31, 2017, are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet gives effect to the acquisition, as if it had occurred on December 31, 2017 and combines the historical balance sheets of Celgene and Juno as of December 31, 2017. The unaudited pro forma condensed combined statement of operations is presented as if the acquisition had occurred on January 1, 2017 and combines the historical results of operations of Celgene and Juno for the year ended December 31, 2017. Such unaudited pro forma condensed combined financial statements are included as Exhibit 99.4 to this Form 8-K and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

2.1*

Agreement and Plan of Merger, dated as of January 21, 2018, among Celgene Corporation, Blue Magpie Corporation and Juno Therapeutics, Inc. (incorporated herein by reference to Exhibit 2.1 to Celgene’s Current Report on Form 8-K filed on January 22, 2018).

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1*	Press Release, dated March 5, 2018 (incorporated herein by reference to Exhibit (a)(5)(L) to Amendment No. 4 to Schedule TO filed by Celgene on March 5, 2018).

99.2*	Press Release, dated March 6, 2018 (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Celgene on March 6, 2018).

99.3	Juno’s Audited Historical Consolidated Financial Statements and Related Notes

99.4	Celgene’s Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: May 18, 2018	By:	/s/ Peter N. Kellogg
Peter N. Kellogg
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)